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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 22, 2004


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                     333-65702             13-3939229
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   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
        of Incorporation)               File Number)        Identification No.)


             1585 Broadway
          New York, New York                                      10036
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(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
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                                    No Change
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          (Former name or former address, if changed since last report)


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     Item 5. Other Events

         In connection with the offering of CDC Mortgage Capital Trust 2004-HE2, Mortgage Pass-through certificates, Series 2004-HE2, certain "Computational Materials", dated April 22, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)    Not applicable

     (b)    Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above)

     (d) Exhibit 99.2 Related Computational Materials (as defined in Item 5 above)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MORGAN STANLEY ABS CAPITAL I INC.
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                                      as Depositor and on behalf of CDC Mortgage
                                      Capital Trust 2004-HE2
                                      Registrant

                                             By: /s/ Gail McDonnell
                                                 -------------------------------
                                                 Name: Gail McDonnell
                                                 Title: Vice President




Dated: April 22, 2004

                                  EXHIBIT INDEX
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EXHIBIT NO.    DESCRIPTION
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99.1           Related Computational Materials (as defined in Item 5 above).

99.2           Related Computational Materials (as defined in Item 5 above).